UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 13, 2002

                             ERIE INDEMNITY COMPANY
               (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                   0-24000                 25-0466020
  -------------------------------       -------------        -------------------
  (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation)                         File Number)        Identification No.)


100 Erie Insurance Place, Erie, Pennsylvania                      16530
--------------------------------------------                ----------------
  (Address of principal executive offices)                     (Zip Code)

          Registrant's telephone number, including area code (814) 870-2000

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 10, 2002, the Erie Indemnity Company's (Company) Audit Committee selected Ernst & Young, LLP to be the Company's independent auditors for the fiscal year ending December 31, 2003. Malin, Bergquist & Company, LLP (M,B&C), the Company's current independent auditors, will continue as the Company's independent auditors for the fiscal year ending December 31, 2002.

The Audit Committee of the Company annually considers the selection of the Company's independent auditors. In previous years, the Audit Committee would recommend the appointment of the independent auditors to the Company's Board of Directors for shareholder ratification. At its meeting of September 9, 2002, the Company's Board of Directors amended the Bylaws of the Company consistent with the provisions of the Sarbanes-Oxley Act of 2002, to give the Audit Committee sole authority to engage the Company's independent auditors.

M,B&C's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with M,B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to M,B&C's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M,B&C with a copy of the foregoing disclosures. Attached as
Exhibit 16 is a copy of M,B&C's letter, dated September 13, 2002, stating its agreement with such statements.

During the Company's two most recent fiscal years and through the date of this Form 8-K, the Company did not consult Ernst & Young, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       c)       Exhibits.  The following exhibits are filed with this document:

         Exhibit Number                Description
         --------------                -----------

            16                         Letter from Malin, Bergquist  &  Company,
                                       LLP  to   the  Securities  and   Exchange
                                       Commission dated September 13, 2002


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 EXHIBIT 16                      [LETTERHEAD OF MALIN, BERGQUIST & COMPANY, LLP]



Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


We are currently the independent accountants for Erie Indemnity Company, Inc. (Company). On September 11, 2002, the Chairman of the Company's audit committee informed us they plan to engage Ernst & Young as the Company's independent accountant for calendar 2003. We have read the Company's statements included under Item 4 of its Form 8-K for September 13, 2002, and we agree with such statements.

                                Very truly yours,

                                /S/MALIN, BERGQUIST & COMPANY, LLP

Erie, Pennsylvania
September 13, 2002

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ERIE INDEMNITY COMPANY


                                    Erie Indemnity Company
                                ------------------------------
                                       (Registrant)

Date: September 13, 2002         /s/ Philip A. Garcia
                                -------------------------------
                              (Philip A. Garcia, Executive Vice President & CFO)



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